AMERICAN INDEPENDENCE FUNDS TRUST

Global Inflation-Indexed Hedged Fund

Class A, Class C and Institutional Class Shares

Supplement dated October 23, 2008 to the
Prospectus and Statement of Additional Information dated April 18, 2008

This supplement updates certain information in the Prospectus and Statement of Additional Information as described below.

At a meeting held on October 17, 2008, the Board of Trustees of the American Independence Funds determined to liquidate the Global Inflation-Indexed Hedged Fund (the “Fund”) effective October 24, 2008. At that time, all shares will be redeemed for its current net asset value to shareholders. The Board concluded that it is in the best interests of shareholders to liquidate the Fund due to the Fund's asset size.

In connection with the liquidation of the Fund, the Board has directed the Fund's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other American Independence Funds until October 24, 2008.

Any remaining shareholders on that date will be issued a check for the total dollar amount of the account.

Investors should retain this supplement for future reference.